UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

SAVVY BUSINESS SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

123 W. Nye Lane Suite 455 Carson City, Nevada		89706
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: (888) 983-1623

N/A

(Former name or former address, if changed since last report.)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

11 Broadway, Suite 615

New York, NY 10004

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.magrilaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 3.02 of this Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On April 23, 2013, Savvy Business Support, Inc., a Nevada corporation (the “Company”), issued an aggregate of 500 million (500,000,000) restricted shares of common stock to Brookstone Partners, LLC (“Brookstone”), 50 million (50,000,000) of which were issued pursuant to Brookstone’s conversion of a promissory note in the principal amount of $5,000 issued by the Company to Brookstone on April 12, 2013 and the remaining 450 million (450,000,000) were issued pursuant to Brookstone’s conversion of a promissory note in the principal amount of $45,000 issued by the Company to Brookstone on April 23, 2013. Neither promissory note bore interest and both notes were unsecured and were to mature 30 days after their respective date of issuance. Upon Brookstone’s conversion of the two promissory notes, the indebtedness outstanding under the promissory notes was deemed satisfied and such notes were cancelled.

The Company issued the aforementioned 500 million (500,000,000) shares of common stock pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(2) of the Securities Act due to the fact that the issuance did not involve a public offering of securities. The shares are deemed to be restricted securities under Rule 144 of the Securities Act and are subject to the resale restrictions of Rule 144.

Ms. Stella Lumawag is the Managing Member of Brookstone and has voting and dispositive control over the shares of the Company’s common stock held by Brookstone.

Item 5.03 Amendment to the Articles of Incorporation of Bylaws; Change in Fiscal Year.

On April 19, 2013, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada therein increasing the Company’s authorized common stock, par value $0.0001 per share, from 100 million (100,000,000) shares to 550 million (550,000,000) shares, and authorized “blank check” preferred stock, par value $0.0001 per share, from 10 million (10,000,000) shares to 25 million (25,000,000) shares, effective immediately. The preferred stock shall have such designations, voting powers, preferences and relative participating optional or other special rights which shall be designated in such series or amounts as determined by the Board of Directors of the Company, without stockholder approval.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment, dated April 19, 2013, to the Articles of Incorporation of Savvy Business Support, Inc.

10.1	$5,000 Unsecured Promissory Note, dated April 12, 2013

10.2	$45,000 Unsecured Promissory Note, dated April 23, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Dated: April 25, 2013	By:	/s/ BHARAT VASANDANI
Bharat Vasandani
Chairman of the Board, President, Chief Executive Officer
and Chief Financial Officer (Principal Executive Officer)
(Principal Financial and Accounting Officer)

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